Exhibit 99.2

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                   AUGUST 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-1

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     The amounts below (other than for Class R) are for a Single Certificate of $1,000:

1.   The amount of such distribution allocable to principal:

     Class 1-A1....$     366.05042461  Class 1-A13....$          0.00000000
     Class 1-A2....$       0.00000000  Class 1-A14....$          0.00000000
     Class 1-A3....$       0.00000000  Class 1-A15....$          0.00000000
     Class 1-A4....$       0.00000000  Class 1-PO.....$          1.13685916
     Class 1-A5....$      34.10969763  Class 1-M......$          0.69304599
     Class 1-A6....$       0.00000000  Class 1-B1.....$          0.69304452
     Class 1-A7....$       0.00000000  Class 1-B2.....$          0.69304545
     Class 1-A8....$       0.00000000  Class 1-B3.....$          0.69304219
     Class 1-A9....$       0.00000000  Class 1-B4.....$          0.69304444
     Class 1-A10...$       0.00000000  Class 1-B5.....$          0.69304513
     Class 1-A11...$       0.00000000  Class 1-R......$          0.00000000
     Class 1-A12...$       0.00000000  Class 1-RL.....$          0.00000000

2. Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 1-A1....$     353.47019347  Class 1-A13....$          0.00000000
     Class 1-A2....$       0.00000000  Class 1-A14....$          0.00000000
     Class 1-A3....$       0.00000000  Class 1-A15....$          0.00000000
     Class 1-A4....$       0.00000000  Class 1-PO.....$          1.09778817
     Class 1-A5....$      32.93743323  Class 1-M......$          0.00000000
     Class 1-A6....$       0.00000000  Class 1-B1.....$          0.00000000
     Class 1-A7....$       0.00000000  Class 1-B2.....$          0.00000000
     Class 1-A8....$       0.00000000  Class 1-B3.....$          0.00000000

     Class 1-A9....$       0.00000000  Class 1-B4.....$          0.00000000
     Class 1-A10...$       0.00000000  Class 1-B5.....$          0.00000000
     Class 1-A11...$       0.00000000  Class 1-R......$          0.00000000
     Class 1-A12...$       0.00000000  Class 1-RL.....$          0.00000000

3. The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 1-A1....$       3.14065994  Class 1-A13....$          0.00000000
     Class 1-A2....$       6.12500023  Class 1-A14....$          6.25000000
     Class 1-A3....$       6.12500000  Class 1-A15....$          6.25000000
     Class 1-A4....$       6.12500000  Class 1-M......$          6.22456343
     Class 1-A5....$       4.92214383  Class 1-B1.....$          6.22456412
     Class 1-A6....$       5.15624866  Class 1-B2.....$          6.22456364
     Class 1-A7....$       2.25433362  Class 1-B3.....$          6.22455959
     Class 1-A8....$       6.25000000  Class 1-B4.....$          6.22456667
     Class 1-A9....$       6.04166667  Class 1-B5.....$          6.22456271
     Class 1-A10...$       0.06666667  Class 1-R......$          6.30000000
     Class 1-A11...$       0.14166667  Class 1-RL.....$          6.30000000
     Class 1-A12...$       6.25000000  Class 1-S......$          0.31287627

4.   Accrual Amount:

          Class A13A....................$          0.00
          Class A13B....................$      1,946.42

5.   The amount of  servicing  compensation  received by the Company  during the
     month preceding the month of distribution:.......$           63,020.95

     The amounts below are for the aggregate of all Certificates.

6.   The  Pool  Scheduled  Principal  Balances  of  each  Mortgage  Pool  on the preceding  Due Date after giving effect to all  distributions  allocable to
     principal made on such Distribution Date:........$      281,359,686.55

     The aggregate number of Mortgage Loans included in the Scheduled  Principal
     Balance set forth above:.........................                  984

7. The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                             Class Certificate           Single
                             Principal Balance     Certificate Balance
                             -----------------     -------------------

     Class 1-A1...........$      2,007,437.63      $          146.71
     Class 1-A2...........$     21,547,000.00      $        1,000.00
     Class 1-A3...........$     59,904,000.00      $        1,000.00
     Class 1-A4...........$     79,616,000.00      $        1,000.00
     Class 1-A5...........$     13,516,443.76      $          920.49
     Class 1-A6...........$      2,791,000.00      $        1,000.00
     Class 1-A7...........$     16,307,443.76      $          933.19
     Class 1-A8...........$     25,145,000.00      $        1,000.00
     Class 1-A9...........$     24,000,000.00      $        1,000.00
     Class 1-A10..........$     24,000,000.00      $        1,000.00
     Class 1-A11..........$     24,000,000.00      $        1,000.00
     Class 1-A12..........$      3,480,000.00      $        1,000.00
     Class 1-A13..........$        313,373.71      $           51.39
     Class 1-A14..........$     31,000,000.00      $        1,000.00
     Class 1-A15..........$      2,500,000.00      $        1,000.00
     Class 1-PO...........$        607,078.93      $          983.36
     Class 1-M............$      4,479,561.77      $          995.24
     Class 1-B1...........$      3,733,134.02      $          995.24
     Class 1-B2...........$      3,284,282.13      $          995.24
     Class 1-B3...........$      1,344,565.20      $          995.24
     Class 1-B4...........$        895,713.30      $          995.24
     Class 1-B5...........$      1,194,896.10      $          995.24
     Class 1-R............$            100.00      $        1,000.00
     Class 1-RL...........$            100.00      $        1,000.00
     Class 1-S............$    255,364,133.70      $          933.29

8.   The  following   pertains  to  any  real  estate   acquired  on  behalf  of
     Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

     book value.........................................$       0.00
     unpaid principal balance...........................$       0.00
     number of related mortgage loans...................           0

9. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

     (a)  delinquent
          (1)  30-59 days
                     Number   10     Principal Balance $       2,814,301.66
          (2)  60-89 days
                     Number    1     Principal Balance $         523,246.79
          (3)  90 days or more
                     Number    3     Principal Balance $         974,557.82

     (b)  in foreclosure
                     Number    2     Principal Balance $         625,097.78

10.  The Scheduled  Principal  Balance of any Mortgage Loan replaced pursuant to
     Section 2.03(b),  and of any Modified  Mortgage Loan purchased  pursuant to
     Section 3.01(c):..................................$               0.00

11. The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 1-S: ........................   0.392700%


     1.  Senior Percentage for such Distribution Date: ..........  94.78027000%

     2.  Group I Senior Percentage for such Distribution Date: ..  94.78027000%

     3.  Group II Senior Percentage for such Distribution Date: .   0.00000000%

     4.  Senior Prepayment Percentage for such Distribution Date: 100.00000000%

     5.  Group I Senior Prepayment Percentage for such
          Distribution Date: .................................... 100.00000000%

     6.  Group II Senior Prepayment Percentage for such
          Distribution Date: ....................................   0.00000000%

     7.  Junior Percentage for such Distribution Date: ..........   5.21973000%

     8.  Junior Prepayment Percentage for such Distribution Date:   0.00000000%